Exhibit 99.2

Synovus					4 of 9
INCOME STATEMENT
(In thousands, except per share data)	2006	2005				1st Quarter

	First	Fourth	Third	Second	First	'06 vs. '05
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest Income (Taxable Equivalent)	$440,977	420,898	388,076	360,763	332,927	32.5%
Interest Expense	177,057	159,237	141,587	122,110	104,444	69.5

Net Interest Income (Taxable Equivalent)	263,920	261,661	246,489	238,653	228,483	15.5
Tax Equivalent Adjustment	1,484	1,566	1,664	1,588	1,621	(8.5)

Net Interest Income	262,436	260,095	244,825	237,065	226,862	15.7
Provision for Loan Losses	19,549	20,787	19,639	22,823	19,283	1.4

Net Interest Income After Provision	242,887	239,308	225,186	214,242	207,579	17.0

Non-Interest Income:
Electronic Payment Processing Services	220,472	223,844	223,123	215,784	205,163	7.5
Merchant Services	63,949	67,409	74,208	68,696	27,105	nm
Other Transaction Processing Services Revenue	45,125	45,544	44,030	45,324	48,514	(6.7)
Service Charges on Deposits	26,891	28,738	28,748	28,175	27,127	(0.9)
Fiduciary and Asset Management Fees	11,713	11,544	11,167	11,138	11,037	6.1
Brokerage and Investment Banking Revenue	6,947	6,616	5,801	5,807	6,263	10.9
Mortgage Banking Income	5,873	7,078	8,276	7,430	5,898	(0.4)
Bankcard Fees	10,357	10,692	9,563	9,291	8,092	28.0
Securities Gains (Losses)	(73)	(135)	-	327	271	nm
Other Fee Income	8,950	9,377	8,217	7,834	7,486	19.6
Other Non-Interest Income	9,171	6,689	12,599	7,325	8,984	2.1

Non-Interest Income before Reimbursable Items	409,375	417,396	425,732	407,131	355,940	15.0
Reimbursable Items	82,500	84,306	79,644	79,161	69,170	19.3

Total Non-Interest Income	491,875	501,702	505,376	486,292	425,110	15.7

Non-Interest Expense:
Personnel Expense	227,758	224,251	213,695	208,596	189,829	20.0
Occupancy & Equipment Expense	97,700	93,965	98,772	88,839	86,634	12.8
Other Non-Interest Expense	105,836	110,608	113,300	110,015	92,607	14.3

Non-Interest Expense before Reimbursable Items	431,294	428,824	425,767	407,450	369,070	16.9
Reimbursable Items	82,500	84,306	79,644	79,161	69,170	19.3

Total Non-Interest Expense	513,794	513,130	505,411	486,611	438,240	17.2

Minority Interest in Consolidated Subsidiaries	9,740	9,571	9,306	9,672	8,832	10.3
Income Before Taxes	211,228	218,309	215,845	204,251	185,617	13.8
Income Tax Expense	76,722	81,049	81,853	75,791	68,883	11.4

Net Income	$134,506	137,260	133,992	128,460	116,734	15.2

Basic Earnings Per Share	$0.43	0.44	0.43	0.41	0.38	14.1
Diluted Earnings Per Share	0.43	0.44	0.43	0.41	0.37	14.4
Dividends Declared Per Share	0.20	0.18	0.18	0.18	0.18	6.8

Return on Assets	1.96%	2.00%	2.01%	1.98%	1.86%	10	bp
Return on Equity	17.88	18.74	18.77	18.70	17.52	36
Average Shares Outstanding - Basic	313,639	312,298	311,842	311,154	310,622	1.0%
Average Shares Outstanding - Diluted	316,208	315,280	315,336	314,691	313,900	0.7

bp - change is measured as difference in basis points.
nm - not meaningful

Synovus						5 of 9
Financial Services Segment

INCOME STATEMENT
(In thousands)	2006	2005				1st Quarter

	First	Fourth	Third	Second	First	'06 vs. '05
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$440,969	420,892	388,067	360,789	332,927	32.5%
Interest Expense	178,544	160,509	142,582	122,768	105,188	69.7

Net Interest Income (Taxable Equivalent)	262,425	260,383	245,485	238,021	227,739	15.2
Tax Equivalent Adjustment	1,476	1,558	1,655	1,585	1,614	(8.6)

Net Interest Income	260,949	258,825	243,830	236,436	226,125	15.4
Provision for Loan Losses	19,549	20,787	19,639	22,823	19,283	1.4

Net Interest Income After Provision	241,400	238,038	224,191	213,613	206,842	16.7

Non-Interest Income:
Service Charges on Deposits	26,891	28,738	28,748	28,175	27,127	(0.9)
Fiduciary and Asset Management Fees	11,910	11,728	11,357	11,324	11,044	7.8
Brokerage and Investment Banking Revenue	6,947	6,616	5,801	5,807	6,263	10.9
Mortgage Banking Income	5,873	7,078	8,276	7,430	5,898	(0.4)
Bankcard Fees	10,357	10,692	9,563	9,291	8,092	28.0
Securities Gains (Losses)	(73)	(135)	-	327	271	nm
Other Fee Income	8,950	9,377	8,216	7,834	7,487	19.5
Other Non-Interest Income	12,209	10,884	15,259	10,457	8,389	45.5

Total Non-Interest Income	83,064	84,978	87,220	80,645	74,571	11.4

Non-Interest Expense:
Personnel Expense	107,449	95,670	93,084	90,721	90,747	18.4
Occupancy & Equipment Expense	23,498	24,577	22,713	21,712	21,547	9.1
Other Non-Interest Expense	47,999	49,768	45,356	45,320	45,541	5.4

Total Non-Interest Expense	178,946	170,015	161,153	157,753	157,835	13.4

Income Before Taxes	145,518	153,001	150,258	136,505	123,578	17.8
Income Tax Expense	51,757	55,949	55,079	49,060	44,203	17.1

Net Income	$93,761	97,052	95,179	87,445	79,375	18.1

Return on Assets	1.43%	1.47%	1.49%	1.41%	1.33%	10	bp
Return on Equity	17.17	18.30	18.34	17.41	16.19	98

bp - change is measured as difference in basis points.
nm - not meaningful

Synovus			6 of 9

BALANCE SHEET	March 31, 2006	December 31, 2005	March 31, 2005
(In thousands, except share data)

ASSETS
Cash and due from banks	$780,787	880,886	722,306
Interest earning deposits with banks	6,608	2,980	4,274
Federal funds sold and securities purchased
under resale agreements	295,677	68,922	136,227
Trading account assets	37,048	27,322	-
Mortgage loans held for sale	172,975	143,144	127,664
Investment securities available for sale	3,110,547	2,958,320	2,725,561

Loans, net of unearned income	22,418,848	21,392,347	20,056,295
Allowance for loan losses	(300,866)	(289,612)	(273,724)
Loans, net	22,117,982	21,102,735	19,782,571

Premises and equipment, net	691,231	669,425	651,830
Contract acquisition costs and computer software, net	415,980	431,849	459,023
Goodwill, net	459,254	458,382	459,505
Other intangible assets, net	42,795	44,867	51,486
Other assets (1)	1,037,079	831,840	731,938

Total assets	$29,167,963	27,620,672	25,852,385

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing retail and commercial deposits	$3,621,639	3,700,750	3,380,497
Interest bearing retail and commercial deposits	15,769,106	14,798,845	13,123,360

Total retail and commercial deposits	19,390,745	18,499,595	16,503,857
Brokered time deposits	2,411,201	2,284,770	2,610,415

Total deposits	21,801,946	20,784,365	19,114,272

Federal funds purchased and securities sold
under repurchase agreements	1,635,759	1,158,669	1,425,819
Long-term debt	1,731,118	1,933,638	1,915,140
Other liabilities	591,506	597,698	523,264

Total liabilities	25,760,330	24,474,370	22,978,495

Minority interest in consolidated subsidiaries	205,552	196,973	175,019

Shareholders' equity:
Common stock, par value $1.00 a share (2)	325,366	318,301	316,682
Surplus	869,402	686,447	648,715
Treasury stock (3)	(113,944)	(113,944)	(113,944)
Unearned compensation	-	(3,126)	(3,369)
Accumulated other comprehensive income (loss)	(43,190)	(29,536)	(11,586)
Retained earnings	2,164,447	2,091,187	1,862,373

Total shareholders' equity	3,202,081	2,949,329	2,698,871

Total liabilities and shareholders' equity	$29,167,963	27,620,672	25,852,385

(1)

On March 24, 2006, Synovus completed the acquisition of Riverside Bancshares, Inc. Included in other assets at March 31, 2006 is the excess of the purchase price over the recorded net assets of this entity at the date of acquisition. Such amount is approximately $120 million. Synovus has not yet completed the allocation of the purchase price of this entity to the respective assets acquired and liabilities assumed. It is expected that such purchase price allocation will be completed in the second quarter and result in the majority of the excess purchase price being recorded as goodwill. For regulatory capital purposes, the entire excess over purchase price is assumed to be goodwill.

(2)	Common shares outstanding: 319,703,971; 312,639,737; and 311,020,558 at March 31, 2006, December 31, 2005, and March 31, 2005, respectively.

(3)	Treasury shares: 5,661,538 at March 31, 2006, December 31, 2005, and March 31, 2005.

Synovus					7 of 9
AVERAGE BALANCES AND YIELDS/RATES
(Dollars in thousands)
	2006	2005

	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Earning Assets

Taxable Investment Securities	$2,823,306	2,713,238	2,611,048	2,556,964	2,553,423
Yield	4.08%	3.87	3.75	3.78	3.74
Tax-Exempt Investment Securities	$201,432	208,265	215,096	220,109	223,812
Yield	6.86%	6.90	7.08	6.87	6.93
Trading Account Assets	$37,659	26,006	19,143	-	-
Yield	7.42%	6.97	3.84	-	-
Commercial Loans	$18,377,498	17,881,828	17,342,794	17,090,893	16,618,766
Yield	7.58%	7.25	6.83	6.47	6.15
Consumer Loans	$835,520	845,251	840,746	833,071	846,743
Yield	7.89%	7.87	7.83	7.37	7.42
Mortgage Loans	$1,039,741	1,036,041	1,015,396	1,022,169	1,026,532
Yield	6.67%	6.44	6.31	6.47	6.09
Credit Card Loans	$260,251	257,691	253,985	249,491	246,523
Yield	10.81%	10.19	10.07	10.03	10.41
Home Equity Loans	$1,188,153	1,167,361	1,149,255	1,100,010	1,037,214
Yield	7.30%	6.85	6.32	5.92	5.56
Allowance for Loan Losses	$(294,817)	(286,846)	(281,505)	(278,734)	(270,853)
Loans, Net	$21,406,345	20,901,326	20,320,671	20,016,900	19,504,925
Yield	7.67%	7.35	6.95	6.61	6.31
Mortgage Loans Held for Sale	$117,085	121,665	137,116	108,929	87,538
Yield	6.61%	6.48	6.54	6.41	6.15
Federal Funds Sold and Time Deposits
with Banks	$118,772	119,606	135,735	133,399	119,853
Yield	4.42%	4.26	3.55	3.10	2.45

Total Interest Earning Assets	$24,704,601	24,090,106	23,438,809	23,036,301	22,489,551
Yield	7.23%	6.94	6.58	6.28	5.99

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$3,004,244	2,989,754	2,939,524	2,990,725	2,980,346
Rate	1.63%	1.39	1.25	1.12	0.96
Money Market Accounts	$5,800,154	5,619,551	5,421,961	4,968,113	4,754,130
Rate	3.55%	3.13	2.75	2.31	1.90
Savings Deposits	$535,475	534,533	561,550	568,279	556,629
Rate	0.47%	0.40	0.38	0.35	0.27
Time Deposits Under $100,000	$2,501,504	2,408,591	2,318,085	2,249,590	2,197,788
Rate	3.55%	3.28	2.99	2.71	2.47
Time Deposits Over $100,000 (less brokered
time deposits)	$3,067,094	2,864,382	2,700,297	2,534,846	2,392,957
Rate	4.01%	3.67	3.35	3.04	2.77
Total Interest Bearing Core Deposits	14,908,471	14,416,811	13,941,417	13,311,553	12,881,850
Rate	3.15%	2.80	2.50	2.16	1.87
Brokered Time Deposits	$2,364,383	2,443,105	2,611,091	2,689,079	2,487,264
Rate	4.24%	3.89	3.52	3.21	2.94
Total Interest Bearing Deposits	$17,272,854	16,859,916	16,552,508	16,000,632	15,369,114
Rate	3.30%	2.96	2.66	2.34	2.05
Federal Funds Purchased and Other
Short-Term Borrowings	$1,530,099	939,008	687,055	1,255,755	1,541,396
Rate	4.28%	3.72	3.03	2.75	2.34
Long-Term Debt	$1,774,804	2,184,538	2,302,328	1,981,235	1,877,158
Rate	4.62%	4.44	4.34	4.01	3.84

Total Interest Bearing Liabilities	$20,577,757	19,983,462	19,541,891	19,237,622	18,787,668
Rate	3.48%	3.16	2.87	2.54	2.25

Non-Interest Bearing Demand Deposits	$3,443,867	3,509,219	3,423,622	3,429,813	3,267,679
Shareholders' Equity	$3,050,256	2,906,223	2,832,059	2,755,510	2,701,585
Total Assets	$27,792,577	27,164,366	26,505,937	26,102,816	25,392,540

Net Interest Margin	4.32%	4.32	4.18	4.15	4.11

Synovus				8 of 9
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Dollars in thousands)
	March 31, 2006
		Loans as a % of Total Loans Outstanding	Total Nonperforming Loans	Nonperforming Loans as a % of Total Nonperforming Loans

Loan Type	Total Loans
Commercial Real Estate
Multi-Family	$539,205	2.4%	$1,806	2.3%
Hotels	709,233	3.2	-	-
Office Buildings	807,641	3.6	6,081	7.6
Shopping Centers	680,357	3.0	-	-
Commercial Development	919,137	4.1	478	0.6
Other Investment Property	384,026	1.7	651	0.8

Total Investment Properties	4,039,599	18.0	9,016	11.3

1-4 Family Construction	1,833,482	8.2	3,902	4.9
1-4 Family Perm / Mini-Perm	1,128,674	5.0	4,815	6.0
Residential Development	1,656,852	7.4	1,946	2.4

Total 1-4 Family Properties	4,619,008	20.6	10,663	13.3

Land Acquisition	1,076,114	4.8	403	0.5

Total Investment-Related Real Estate	9,734,721	43.4	20,082	25.1

Owner-Occupied	2,818,262	12.6	10,511	13.1
Other Property	1,184,053	5.3	5,348	6.7

Total Commercial Real Estate	13,737,036	61.3	35,941	44.9
Commercial & Industrial	5,344,921	23.8	36,247	45.3
Consumer	3,385,383	15.1	7,873	9.8
Unearned Income	(48,492)	(0.2)	-	-

Total	$22,418,848	100.0%	$80,061	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Dollars in thousands)
	Total Loans		1Q06 vs. 4Q05 % change (1)(2)		1Q06 vs. 1Q05 % change (2)
Loan Type	March 31, 2006	December 31, 2005		March 31, 2005

Commercial Real Estate
Multi-Family	$539,205	527,710	8.8%	$534,523	0.9%
Hotels	709,233	680,301	17.2	838,300	(15.4)
Office Buildings	807,641	747,493	32.6	788,163	2.5
Shopping Centers	680,357	656,949	14.5	642,263	5.9
Commercial Development	919,137	867,217	24.3	719,782	27.7
Other Investment Property	384,026	372,911	12.1	300,153	27.9

Total Investment Properties	4,039,599	3,852,581	19.7	3,823,184	5.7

1-4 Family Construction	1,833,482	1,552,338	73.5	1,312,608	39.7
1-4 Family Perm / Mini-Perm	1,128,674	1,095,155	12.4	1,067,093	5.8
Residential Development	1,656,852	1,496,436	43.5	1,160,685	42.7

Total 1-4 Family Properties	4,619,008	4,143,929	46.5	3,540,386	30.5
Land Acquisition	1,076,114	1,049,041	10.5	935,517	15.0

Total Investment-Related Real Estate	9,734,721	9,045,551	30.9	8,299,087	17.3

Owner-Occupied	2,818,262	2,699,431	17.9	2,313,729	21.8
Other Property	1,184,053	1,115,094	25.1	1,164,962	1.6

Total Commercial Real Estate	13,737,036	12,860,076	27.7	11,777,778	16.6
Commercial & Industrial	5,344,921	5,231,150	8.8	5,143,010	4.2
Consumer	3,385,383	3,349,208	4.4	3,178,563	6.0
Unearned Income	(48,492)	(48,087)	3.4	(43,057)	12.6

Total	$22,418,848	21,392,347	19.5%	$20,056,295	11.8%

(1)	Percentage change is annualized.
(2)

The percentage change comparison to prior periods is impacted by the acquisition of Riverside Bancshares, Inc. (Riverside), which was completed on March 24, 2006. Riverside contributed approximately $482 million in total loans. Excluding the impact of Riverside, the sequential quarter growth is 10.3%, while the year-over-year growth is 9.4%.

Synovus						9 of 9
CREDIT QUALITY DATA
(Dollars in thousands)	2006	2005				1st Quarter

	First	Fourth	Third	Second	First	'06 vs. '05
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans	$80,061	82,175	85,571	79,511	77,308	3.6%
Other Real Estate	20,357	16,500	16,951	24,325	26,658	(23.6)
Nonperforming Assets	100,418	98,675	102,522	103,836	103,966	(3.4)
Allowance for Loan Losses	300,866	289,612	283,557	277,527	273,724	9.9

Net Charge-Offs - Quarter	14,388	14,732	13,608	19,020	11,305	27.3
Net Charge-Offs - YTD	14,388	58,665	43,933	30,325	11,305	27.3
Net Charge-Offs / Average Loans - Quarter	0.27	0.28	0.26	0.37	0.23
Net Charge-Offs / Average Loans - YTD	0.27	0.29	0.29	0.30	0.23

Nonperforming Loans / Loans & ORE	0.36	0.38	0.41	0.39	0.39
Nonperforming Assets / Loans & ORE	0.45	0.46	0.49	0.51	0.52
Allowance / Loans	1.34	1.35	1.36	1.36	1.36

Allowance / Nonperforming Loans	375.79	352.43	331.37	349.04	354.07
Allowance / Nonperforming Assets	299.61	293.50	276.58	267.27	263.28

Past Due Loans over 90 days	17,376	16,023	16,013	17,163	14,376
As a Percentage of Loans Outstanding	0.08	0.07	0.08	0.08	0.07

Total Past Dues	114,744	93,807	103,005	120,224	122,229
As a Percentage of Loans Outstanding	0.51	0.44	0.49	0.59	0.61

REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)
	March 31, 2006	December 31, 2005	March 31, 2005

Tier 1 Capital	$2,829,501	2,660,704	2,400,384
Total Risk-Based Capital	3,880,367	3,700,315	2,974,108
Tier 1 Capital Ratio	10.30	10.23	9.84
Total Risk-Based Capital Ratio	14.12	14.23	12.19
Leverage Ratio	10.42	9.99	9.65

(1)

March 31, 2006 information is preliminary. As noted in footnote (1) to the accompanying Balance Sheet, the purchase price allocation related to the acquisition of Riverside Bancshares, Inc. has not been completed. For purposes of the March 31, 2006 regulatory capital calculations, we have assumed that $120 million of the total purchase price will be allocated to intangibles which will be disallowed for regulatory capital purposes

.